                                   EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright, Walter Z. Berger and Norman H. Gurwitz, or any of them, his or her attorneys-in-fact and agents, with full power of substitution and resubstitution for him or her in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1999, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  May 8, 1999                          /s/ Susan B. Bayh
                                             -----------------------------
                                             Susan B. Bayh

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright, Walter Z. Berger and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1999, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  May 12, 1999                         /s/ Gary L. Kaseff
                                             -----------------------------
                                             Gary L. Kaseff

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright, Walter Z. Berger and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1999, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  May 7, 1999                     /s/  Richard A. Leventhal
                                        -----------------------------
                                        Richard A. Leventhal

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright, Walter Z. Berger and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1999, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  May 21, 1999                    /s/  Greg Nathanson
                                        -----------------------------
                                        Greg Nathanson

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright, Walter Z. Berger and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1999, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  May 21, 1999                    /s/ Doyle L.Rose
                                        -----------------------------
                                        Doyle L. Rose

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright, Walter Z. Berger and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1999, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  May 21, 1999                    /s/ Frank V. Sica
                                        -----------------------------
                                        Frank V. Sica

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints J. Scott Enright, Walter Z. Berger and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1999, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  May 21, 1999                    /s/ Jeffrey H. Smulyan
                                        -----------------------------
                                        Jeffrey H. Smulyan

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, hereby constitutes and appoints Jeffrey H. Smulyan, J. Scott Enright, Walter Z. Berger and Norman H. Gurwitz, or any of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the annual report of Emmis Communications Corporation on Form 10-K under the Securities Exchange Act of 1934 for the fiscal year ended February 28, 1999, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.

Dated:  May 21, 1999                    /s/ Lawrence B. Sorrel
                                        -----------------------------
                                        Lawrence B. Sorrel